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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     April 23, 2003
                                                --------------------------------

                              WILLBROS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Republic of Panama                 1-11953                        98-0160660
------------------             ----------------              -------------------
 (State or other               (Commission File               (I.R.S. Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation)


                               Plaza 2000 Building
                             50th Street, 8th Floor
                                  Apartado 6307
                          Panama 5, Republic of Panama
                          ----------------------------
          (Address, including zip code, of principal executive offices)


Registrant's telephone number, including area code      (50-7) 213-0947
                                                   -----------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 7.     Financial Statements and Exhibits.

            (c) Exhibits.

                  99 Press release dated April 23, 2003, issued by the Registrant.

Item 9.     Information Being Provided Under Item 12.

            On April 23, 2003, the Registrant issued a press release announcing preliminary first quarter results and revised 2003 outlook. A copy of the press release is attached as an exhibit to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's final rule; interim guidance regarding Form 8-K Item 11 and 12 filing requirements (Release No. 34-47583).


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WILLBROS GROUP, INC.

Date:  April 23, 2003                     By:   /s/ Warren L. Williams
                                             -----------------------------------
                                              Warren L. Williams
                                              Senior Vice President, Chief
                                                 Financial Officer and Treasurer


                                      -2-
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                                  Exhibit Index


                Exhibit
                Number          Description
                ------          -----------------------------------------
                  99            Press release dated April 23, 2003, issued by
                                the Registrant.